Exhibit 99.1

Investor Presentation August 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Allegiant Travel Company $mm Highly profitable airline 2Q09 25.5% operating margin Profitable last 26 quarters (1), including all quarters of 2008 > $30 ancillary/pax Lowest costs Adaptable & resilient Low fixed costs Flexible capacity management High growth Very strong balance sheet Negative net debt High liquidity Strong cash generation Revenue Pre-tax Profit Pre-tax Margin Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment Revenue Pre-tax Profit Pre-tax Margin $mm 600 500 400 300 200 100 0 2004 2005 2006 2007 2008 YE2Q09 $9 $90 $7 $133 $16 $243 $51 $361 $55 $504 $118 $529 10.1% 5.5% 6.5% 14.1% 11.0% 22.3%

Nationwide Network Published October 31, 2009 schedule: 69 cities, 129 routes, 44 operating aircraft

Exceptional Performance Strong profit growth despite difficult economic environment 2Q09 2Q08 Change EPS $1.17 $0.13 818% Pre-tax margin 25% 3% 22pp Total cost / passenger Fuel cost / passenger $75 $28 $110 $62 ($35) ($34) Scheduled Service: Base air fare $65 $84 ($18) Average fare – ancillary $32 $28 $5 Average fare – total $98 $111 ($13) Load factor 90.8% 90.5% 0.3pp RASM 9.9¢ 11.3¢ -12%

Best Margins Source: Company filings (%) LTM ended 6/30/09 pre-tax margins Industry-leading margins 22.3 7.0 0.1 -3.3 -4.7 -4.9 -6.3 -8.2 -9.7 -13.0 -13.9 (15) (10) (5) 0 5 10 15 20 25 ALGT HA JBLU LUV AAI AMR CAL ALK DAL LCC UAUA

Best Costs Cost / pax vs. stage length (1)(2)(3) Cost / pax, ex- fuel vs. stage length (1)(2)(3) Cost leader among U.S. carriers Data for LTM ended 6/30/2009, Red lines are the linear regressions of the points for the mainline only LTM 3/31/2009 average stage length for UAUA, AMR, and HA Special charges and other one-time items are excluded $86 $51

Low Cost Drivers Aircraft, efficiency, technology Single fleet type: MD-80, low acquisition costs Simplified, highly efficient product Cost-based scheduling Labor efficiencies – 35 full-time equivalent employees per aircraft Technology leadership – recent acquisition of travel applications of our software operating system Secondary and smaller city airports more efficient with lower costs Low marketing costs Direct distribution – no GDS

Industry Leading RASM (1) Data for LTM ended 6/30/2009 Minimal direct competition Highly adaptable – provide service when we can make money Low network density makes us hard to hit World-class ancillary revenue Demonstrated pricing power Total system RASM (1) Source: Company filings (¢) 11.0 10.5 10.4 10.4 8.0 8.5 9.0 9.5 10.0 10.5 11.0 11.5 12.0 ALGT AAI LUV JBLU

Minimal Direct Competition Head-to-head competition on only five of 133 routes(1) Other airlines appear to see us as an annoyance, not a threat (1) As of September 30, 2009, according to published schedules

Low fixed costs enable very flexible capacity management Highly Adaptable 2008 2007 2009 July 2008 High Fuel Price Avg. daily scheduled flights by month(1) Current aircraft values(2) ($MM) Source: AVITAS, AISI, ASG, and SHE (1) Published capacity schedules (2) 2008 year-end values, except for ALGT MD-80s $34 $40 $43 $3-4 0 10 20 30 40 50 ALGT MD-80 New A319 New A320 New 737 0 20 40 60 80 100 120 140 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan

Dispersed, Low-Density Network We don’t fly much on any one route Proportion of routes by peak summer 2009 frequency (average = 3.5 / wk) (%) 0 5 10 15 20 25 30 35 40 2/wk 3/wk 4/wk 5/wk 6/wk 7/wk 8+/wk

Ancillary Revenue Charging extra for the extras Source: Company financials (1) The average exchange rate for LTM ending 6/30/2009 used to convert Ryanair figure into USD (2) Represents 2Q09 ancillary revenue per scheduled passenger for Allegiant and quarter-ended June 30, 2009 ancillary revenue per passenger for Ryanair Ancillary revenue / passenger (1)(2) Third party products Hotels Car rentals Shuttle bus transfers Show tickets Theme park tickets VIP night club access Unbundling the traditional product Convenience fee ($14.00/pax; use of web site) Assigned seat ($5-25/seg.) Priority boarding ($5-8.50/seg.) Checked bag ($15-$20/bag/seg.) TripFlex ($7.50+/seg.; flexibility) Booking fee ($10/seg.; call center) On-board sales $32.36 $13.53 0 10 20 30 40 ALGT Ryanair

Opportunity Amidst a Challenging Environment Change in mainline ASMs, 2Q09 Source: April, May, & June 2009 traffic releases Industry-leading margins validate our continued growth 30.3% 1.8% -1.7% -3.0% -5.6% -6.2% -7.3% -7.6% -7.6% -10.8% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% ALGT HA JBLU LUV LCC ALK CAL AAI AMR UAL

Growth 22 new routes started/announced since 1/1/09 5 new routes between existing cities 17 new routes involving five new cities New routes to new cities Connecting existing cities

Allegiant Resilience Unlike business travel, leisure travel can be stimulated by low airfares, hotel & rental car prices – never been a better time to travel for leisure VFR (visiting friends & relatives) component especially resilient We price to get potential customers to invest in transaction High load factors and high ancillary revenues permit low base fares Low base fares generate consumer interest Demand elasticity almost solely with respect to base fares We capacity plan (over long-term) & revenue plan (in short-term) to hit 90%+ load factor goal Leisure customers are flexible, and we fly only when there’s sufficient leisure demand, making 90%+ load factors feasible $30+/pax ancillary incents us to have high load factors High load factors also drive down cost/passenger So far, leisure turns out to be the place to be

Las Vegas Is Doing Great for Us Casinos are in trouble, we’re not 90% of traffic on our LAS routes generated in small cities Up to ~40% decline in hotel room prices stimulates travel Sell ~52,000 rooms/month in Las Vegas, one of largest wholesalers Substantial new room supply anticipated LAS ~ 1/3 of our 2009 sched. capacity, down from almost 70% in 2006 YTD YoY monthly passenger growth @ Las Vegas (%) ALGT LAS passengers Total LAS passengers Source: McCarran Airport statistics 7.3 3.5 4.8 21.0 9.2 11.2 11.7 (15.7) (15.2) (11.8) (5.9) (11.5) (11.4) (9.3) (20) (15) (10) (5) 0 5 10 15 20 25 January February March April May June July

(1) Quarter-end unrestricted cash including short-term investments (2) All data based on reported LTM ending 6/30/2009 Strong Balance Sheet: Liquidity 2Q09 Cash as a % of LTM revenue(1)(2) Source: Company financials Well-positioned for growth 43.1% 36.5% 26.9% 23.1% 20.7% 20.2% 16.0% 14.4% 13.3% 13.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% ALGT ALK JBLU HA LUV CAL AAI UAUA LCC AMR

(1) All data based on reported LTM ending 6/30/2009 (2) Quarter-end adjusted debt equals total debt plus LTM aircraft rent capitalized at 7.0x; Adjusted net debt equals adjusted debt less unrestricted cash and short-term investments (3) End of the period data; includes aircraft on capital leases and owned aircraft on lease to third parties ALGT debt, cash & aircraft growth 2Q09 adjusted net debt/LTM revenues(1)(2) Source: Company financials Aircraft growth from internal resources Total Debt Cash & Short-Term Investments Owned Aircraft 22 28 41 42 ($MM) Strong Balance Sheet: Leverage (3) 73 72 65 61 136 171 175 228 0 50 100 150 200 250 2006 2007 2008 2Q09 - 29% 11% 22% 42% 45% 56% 59% 72% 72% 99% 103% - 40% - 20% 0% 20% 40% 60% 80% 100% 120% ALGT AMR LUV ALK UAUA DAL HA CAL LCC AAI JBLU

Summary No international exposure No premium travel exposure No pension issues No fuel hedge overhang No liquidity issues Minimal debt, minimal capex Creating shareholder value Atypical US carrier Sustained profitability Highly adaptable business model High growth Strong balance sheet Experienced management team Atypically superior results

Appendix

We Love Southern California A dozen routes from existing small cities to SoCal, plus Bentonville, Arkansas SoCal leisure traffic has two legs: Huge vacation destination (Hollywood, Disney, beaches, etc.) Huge VFR - 2nd largest MSA in the country, after NYC Phoenix works very well, we see SoCal as a bigger Phoenix – including excellent long term expansion potential Why LA International (LAX) rather than a secondary airport? Burbank, Orange County, Long Beach full/operational issues Ontario, San Bernardino, Riverside, etc. too peripheral (and Ontario is fairly expensive) Southern California base started in May

Cost per Passenger for LTM Ended 6/30/09 Aircraft Total MD-80: reasonable cost aircraft Source: Company filings (1) Ownership includes Depreciation and Amortization plus Aircraft Rent (2) “Other” excludes special items and other one-time charges (1) (2) $36 $36 $40 $51 $6 $13 $9 $16 $9 $7 $9 $6 $1 $3 $1 $10 $52 $59 $59 $83 $18 $20 $40 $33 $18 $19 $24 $35 ALGT AAI LUV JBLU Fuel Ownership Maintenance Gross Interest Labor Other $88 $123 $98 $151

2008 Low Costs Despite Low Aircraft Utilization Low ALGT aircraft utilization (1) All data based on reported FY2008 mainline metrics, except Delta which is included in the legacy average and is based on 4Q08, the first quarter after its merger with Northwest for which mainline data is available (2) Includes AMR, CAL, DAL, LCC and UAL CASM ex-fuel (1) (¢) (2) Daily Utilization (hrs) 2007 Fuel CASM Source: Company filings 13.4 11.0 10.2 10.1 10.1 11.3 9.5 9.1 8.2 8.2 8.4 6.0 6.6 5.9 4.9 7.8 6.0 6.4 5.5 4.3 0 2 4 6 8 10 12 14 16 Legacy Avg. AAI LUV JBLU ALGT 6.7 6.7 6.1 7.5 6.9 6.4 7.0 5.0 6.0 5.6 5.6 0 2 4 6 8 10 12 2006 2007 2008 1Q08 1Q09 2Q08 2Q09 3Q08 3Q09E 4Q08 4Q09E

Substantial frequency variation even within a month Focus Flying On Days We Can Make Money Daily scheduled flights 180 160 140 120 100 80 60 40 20 - Mon Tue Wed Thu Fri Sat Sun Week of 12/7/09 Week of 12/28/09 140 120 100 80 60 40 20 0 Avg Daily Sched Flights +42% Week of 12/7/09 Week of 12/28/09

Same Store Growth Significantly Lower Than Nominal True same-store departure growth for a given month excludes: Routes flown in 2009 but not 2008 or vice versa Routes flown for a partial month in one or more of 2008 or 2009 Highest true same-store scheduled growth month for 2009 is behind us Nominal scheduled growth figures arguably misleading 60% 50% 40% 30% 20% 10% 0% -10% Apr May Jun Jul Aug Sep Oct Nov Dec Easter 2008 peak oil Nominal y/y departure growth True same store y/y departure growth

Control the Customer www.allegiantair.com Leverage direct relationship with customers Maximize e-commerce opportunities Instantly relevant to leisure customers in our small cities Accounts for 85% of sales in 2Q09 Generates email lists for future low-cost communication Significant untapped potential to sell non-Allegiant travel products Advertising Nonstop service to small cities is a big deal – free media Small city media markets inexpensive Email advertising (see above) even cheaper Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds